UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2025

SOUTHSTATE CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina (State or Other Jurisdiction of Incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

1101 First Street South, Suite 202 Winter Haven, FL (Address of principal executive offices)	33880 (Zip Code)

(863) 293-4710

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50 per share	SSB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures below under 8.01 of this Current Report on Form 8-K are also responsive to Item 2.03 of this Current Report on Form 8-K and are hereby incorporated by reference into this Item 2.03.

Item 8.01 Other Events

Pursuant to the previously announced offering of $350,000,000 aggregate principal amount of 7.000% Fixed-to-Floating Rate Subordinated Notes due 2035 (the “Notes”) to be issued by SouthState Corporation (the “Company”), the Company and U.S. Bank Trust Company, National Association, as trustee entered into an Indenture dated as of June 13, 2025 (the “Base Indenture”) and a First Supplemental Indenture dated as of June 13, 2025 to the Base Indenture (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), providing for the issuance of the Notes. The Notes initially shall bear interest at an initial rate of 7.000% per annum, payable semiannually in arrears on June 13 and December 13 of each year, commencing on December 13, 2025. The last interest payment date for the fixed rate period will be June 13, 2030. From and including June 13, 2030 to, but excluding, June 13, 2035 or the date of earlier redemption, the Notes will bear interest at a floating rate per annum equal to the base rate (which is expected to be SOFR compounded daily over the applicable quarterly Observation Period in accordance with the specific formula described in the Indenture), each as defined in and subject to the provisions of the Indenture, plus 319 basis points, payable quarterly in arrears on March 13, June 13, September 13 and December 13 of each year, commencing on September 13, 2030. Notwithstanding the foregoing, in the event that the base rate is less than zero, the base rate shall be deemed to be zero. The Company may redeem the Notes at such times and at the redemption prices as provided for in the Indenture. The Base Indenture and the Supplemental Indenture (including the form of Notes) are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference. The above-mentioned offering was made pursuant to an effective shelf registration statement on Form S-3 (File No. 333-287893) filed by the Company. Opinions of counsel for the Company are filed as Exhibits 5.1 and 5.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

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(d)	Exhibits:

Exhibit 4.1	Indenture dated as of June 13, 2025, between SouthState Corporation and U.S. Bank Trust Company, National Association, as Trustee

Exhibit 4.2	First Supplemental Indenture dated as of June 13, 2025, between SouthState Corporation and U.S. Bank Trust Company, National Association, as Trustee

Exhibit 5.1	Opinion of Davis Polk & Wardwell LLP

Exhibit 5.2	Opinion of V. Nicole Comer

Exhibit 23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

Exhibit 23.2	Consent of V. Nicole Comer. (included in Exhibit 5.2)

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHSTATE CORPORATION
(Registrant)

By:	/s/ William E. Matthews, V
William E. Matthews, V
Senior Executive Vice President and
Chief Financial Officer

Dated: June 13, 2025

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